MUTUAL FUND SERIES TRUST

Catalyst Income and Multi-Strategy Fund

Class A: ACXAX Class C: ACXCX Class I: ACXIX

(the “Fund”)

March 9, 2023

The information in this Supplement amends certain information contained in the currently effective Summary Prospectus for the Fund, dated November 1, 2022.

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The following information is added to the section of the Fund’s Summary Prospectus entitled “Fund Summary: Catalyst Income and Multi-Strategy Fund - Principal Investment Strategies”:

The Fund’s distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) may be fixed at such amounts as determined by management of the Fund from time to time and will typically generate distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. For more information about the Fund’s distribution policy, please turn to “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies – Catalyst Income and Multi-Strategy Fund - Distribution Policy and Goals” section in the Fund’s Prospectus.

The following information is added to the section of the Fund’s Summary Prospectus entitled “Fund Summary: Catalyst Income and Multi-Strategy Fund - Principal Risks of Investing in the Fund”:

Distribution Policy Risk. The Fund’s distribution policy will typically generate distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated November 1, 2022, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Please retain this Supplement for future reference.